UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2012

Beacon Power Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31973	04-3372365
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

65 Middlesex Road
Tyngsboro, Massachusetts	01879
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 694-9121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

As previously disclosed, on October 30, 2011, Beacon Power Corporation, a Delaware corporation (the “Company”), filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). The filings, Case Nos. 11-13450, 11-13451 and 11-13452, were made by the Company for Beacon Power Corporation, Stephentown Holding, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Holdings”), and Stephentown Regulation Services, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“SRS”) (together, the “Bankruptcy Cases”).

As also previously disclosed, on February 7, 2012, the Bankruptcy Court, under Case No. 11-13450 (KJC), approved an order (the “Sale Order”) authorizing the sale of substantially all of the Company’s and SRS’s assets pursuant to an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among the Company, SRS, RC Beacon Acquisition, LLC, a Delaware limited liability company (“RC Beacon”), and Spindle Grid Regulation, LLC, a Delaware limited liability company (“Spindle Grid”).  RC Beacon and Spindle Grid are subsidiaries of Rockland Capital, LLC.  Closing of the transactions contemplated by the Asset Purchase Agreement remains subject to the Federal Energy Regulatory Commission’s (FERC) approval of the sale of the SRS assets and other closing conditions.

Based on the status of the Bankruptcy Cases as of the date of this filing, management of the Company does not currently expect holders of the Company’s equity securities to receive any distributions on account of any such equity securities.

The Debtors’ monthly operating report for the month of November, 2011 (the “November Monthly Operating Report”), as filed with the Bankruptcy Court on February 17, 2012, is attached as Exhibit 99.1 and is incorporated herein by reference.

The monthly operating reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code.  The financial information contained in the November Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the November Monthly Operating Report. The November Monthly Operating Report may be subject to revision. The November Monthly Operating Report is in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the November Monthly Operating Report should not be viewed as indicative of future results.

Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the anticipated benefits resulting from the conclusion of the auction process and the Bankruptcy Court’s approval of the Sale Order, expectations regarding the closing of the agreement to sell the Company’s 20-megawatt flywheel energy storage plant in Stephentown, New York, and all other assets of the Company, in a manner consistent with the Asset Purchase Agreement, expectations regarding obtaining necessary approvals by FERC, expectations regarding any re-hiring of current Company employees, anticipated benefits of restructuring the Company’s debt obligations in the manner anticipated by the Company’s agreement with Rockland Capital and its current lenders, the potential for additional equity investment, and any statements regarding the anticipated prospects of the business and assets to be sold to Rockland Capital following consummation of the sale. In addition, except for historical information contained in the November Monthly Operating Report attached as an exhibit hereto, the monthly operating reports contain forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to risks associated with the necessity to obtain FERC approval, and satisfaction of certain other closing conditions, before the agreement may be consummated, Rockland Capital, and other risks associated with selling assets during bankruptcy, including without limitation the risks that we may fail to execute any such sale in a timely manner or at all and that we cannot predict the amount of proceeds received in any such sale; risks associated with raising new capital during a bankruptcy, including without limitation the risk that any such capital investment will be made in a timely manner, or at all; and risks associated with the terms and conditions included in the court’s order.

Additional risks and uncertainties include: (i) the potential adverse impact of the bankruptcy cases on our business, financial condition or results of operations, including our ability to maintain contracts and other customer and vendor relationships that are critical to our business and the actions and decisions of our creditors and other third parties with interests in our bankruptcy cases; (ii) our ability to maintain adequate liquidity to fund our operations during the bankruptcy cases and to fund a plan of reorganization and thereafter, including maintaining normal terms with our vendors and service providers during the bankruptcy cases and complying with the covenants and other terms of our financing agreements; (iii) our ability to obtain court approval with respect to motions in the bankruptcy cases prosecuted from time to time and to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the bankruptcy cases and to consummate all of the transactions contemplated by one or more such plans of reorganization or upon which consummation of such plans may be conditioned; (iv) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 bankruptcy cases to Chapter 7 cases; (v) those factors identified in our filings with the Securities and Exchange Commission as may be accessed at www.sec.gov.

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of our various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of our liabilities and/or securities receiving no value for their interests. Because of such possibilities, the value of these liabilities and/or securities is highly speculative and will pose substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the bankruptcy cases.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this report, and which we assume no obligation to update.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

99.1	Monthly Operating Report of Beacon Power Corporation for the month of November 2011, as filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

February 22, 2012	By:	/s/ F. William Capp
		Name:	F. William Capp
		Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description

99.1	Monthly Operating Report of Beacon Power Corporation for the month of November 2011, as filed with the United States Bankruptcy Court for the District of Delaware.